Fourth Quarter 2022 NASDAQ: FRST Exhibit 99.2

This Presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including our outlook and long-term goals for future growth and new offerings and services; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company’s ability to implement its various strategic and growth initiatives, including its recently established Panacea Financial and Life Premium Finance Divisions, new digital banking platform, V1BE fulfillment service and Primis Mortgage Company; competitive pressures among financial institutions increasing significantly; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices; changes in management’s plans for the future; credit risk associated with our lending activities; changes in interest rates, inflation, loan demand, real estate values, or competition, as well as labor shortages and supply chain disruptions; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; the ongoing impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for credit losses; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward-Looking Statements

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Primis uses non-GAAP financial measures to analyze its performance. The measures entitled net income from continuing operations adjusted for nonrecurring income and expenses; pre-tax pre-provision operating earnings from continuing operations; operating return on average assets from continuing operations; pre-tax pre-provision operating return on average assets from continuing operations; operating return on average equity from continuing operations; operating return on average tangible equity from continuing operations; operating efficiency ratio from continuing operations; operating earnings per share from continuing operations – basic; operating earnings per share from continuing operations – diluted; tangible book value per share; tangible common equity; tangible common equity to tangible assets; and core net interest margin are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. We use the term “operating” to describe a financial measure that excludes income or expense considered to be non-recurring in nature. Items identified as non-operating are those that, when excluded from a reported financial measure, provide management or the reader with a measure that may be more indicative of forward-looking trends in our business. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP items table. Management believes that these non-GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis’ performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis. Non-GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names. Non-GAAP Measure

A pioneering bank, committed to imagining a faster and more convenient way to serve you. WELCOME TO PRIMIS Corp. Headquarters: McLean, VA Bank Headquarters: Glen Allen, VA Branches: 32 Ticker (NASDAQ): FRST Valuation Market Capitalization: $294 million Price / Book Value per Share 0.75x Price / Tangible Book Value: 1.03x Price / 2023 Estimated EPS(3): 9.47x Price / 2024 Estimated EPS(3): 8.28x Dividend Yield(4): 3.35% Pricing as of January 25, 2023. Financial data as of or for the three months ended December 31, 2022. (1) See reconciliation of Non-GAAP financial measures on slide 27. (2) Results from continuing operations (3) Mean analyst estimates per S&P Global. (4) Assumes $0.40 annualized dividend.

Talented management team and board committed to building long-term shareholder value Attractive multi-pronged strategy for growth Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Poised for outsized EPS growth versus peers Business line investing largely behind us 2023 expected to be materially more profitable than 2022 Significant valuation upside as strategic investments mature Why Invest Now?

The Heavy Lifting Behind Us

Feb 2020
New Management team and board restructure

Feb 2020
Immediately started building risk management teams and systems to repair strained regulatory relationships

Mar 2020
Ceased aggressive purchases of non-QM loans, hospitality lending and brokered CDs

Jun 2020
Implemented the Company's first objective incentive plan…all directed toward deposits

Nov 2020
Launched Panacea Financial – Nation's first fintech platform directed to Doctors/Vets/Dentists

Jan 2021
Ceased paying subjective incentives to executives. Changed CEO comp to 65% performance based and no cash bonuses

Mar 2021
Rebranded the Company from Sonabank to Primis Financial with a tech forward image

Sep 2021
Launched V1BE…Nation's first and only app-powered branch delivery service in Richmond and DC

3Q 2021
Experienced the Company's first organic loan growth in 5 years.

Oct 2021
Exited affiliate relationship with Southern Trust Mortgage

Dec 2021
Launched Primis Life Premium Finance with three individuals with 45 years of experience in the business.

Apr 2022
Announced consolidation of 8 branches which doubled deposits/branch compared to Dec 2019

Jun 2022
Acquired SeaTrust Mortgage platform for approx. $2 million with licenses, software and agency approvals but no meaningful volume

Aug 2022
Finished work restoring regulatory relationship

Sep 2022
Launched a new digital platform for Primis Bank initially focused on consumers but migrating to business accounts in 1Q2023

Dec 2022
Finished acquiring, staffing, restructuring and investing in mortgage platform to support plans for 2023.

Jan 2023
Panacea agreement to sell our first loans on the new GOS model.

6

Path to Enhanced Profitability Q4 Run Rate Earnings 2023 Potential PTPP Earnings Q4 earnings depressed by mortgage while other business lines (Panacea/Life Premium Finance) are hitting inflection points Mortgage will no longer be a drag beginning in Q1’23 (anticipated breakeven) with material contribution for the year from 2022 investments Both Panacea and Life Premium Finance have hit scale and should be meaningful contributors to earnings in 2023

High Performing Community Bank


MD
VA
V1BE Coverage

V1BE Update[1]

56% % of V1BE Users that are SMBs	**~$89 million** Deposit balance of V1BE users	**4.88** V1BE App Rating
552,252 Total Minutes Saved by Customers	**4,332** Q4 Transactions	**~48 Minutes** Average Fulfillment Time

Deposits per Branch


$69,080
$67,156
$74,522
$84,635
$85,074
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22

- V1BE adoption/utilization continues to build with monthly transactions up 55% in Q4, primarily due to small-business activity
- Core market loan growth of 4.3% in Q4[2]

(1) V1BE is a bank delivery app for on-demand ordering of branch services
(2) Excludes PPP, Panacea, Life Premium Finance balances and loans held for sale
Map Source: S&P Global.

8

Digital Platform Update Soft consumer launch July 25, 2022 with marketing efforts beginning late Q3’22 Total platform deposits of $29.7 million as of December 31, 2022 Almost 50% of all new deposit accounts are being opened online instead of in the branches (versus almost all accounts opened in the branch 3 years ago) Novel feature set differentiates us in the marketplace User-friendly mobile experience Significant debit card rewards Free overdraft Embedded V1BE functionality Significant system upgrade expected early Q1’23 with an enhanced small business / treasury offering

Primis Mortgage Update Significant expansion of mortgage footings in a short period of time (now licensed in 39 states and D.C.) 35% increase in originations in Q4 vs Q3 despite headwinds from increasing rates and seasonal low point On track for $1 billion of mortgage production in 2023, even in the current rate environment

$46.5 million growth in loan balances in Q4’22 Total 2022 loan originations of $229.8 mil. vs. original guidance of $125 - 150 mil. Now banking >1% of all new doctors in the U.S. Deposit growth of 69% unannualized in Q4’22 Opened >500 new checking and savings accounts in Q4’22 Cumulative NCOs since 11/1/2020 launch of 0.05% (Commercial NCOs of 0.00%) Panacea Financial Update Q4’22 Update Q4’22 Loan Composition ($248.4 million) Commercial Portfolio Statistics 2.9x Global DSC >$280,000 Annual Income 2023 Outlook $150 - $200 mil. of total loan originations Initiating gain on sale strategy to provide additional revenue opportunities. Agreement to sell $10 mil. of loans in January for approx. 3 – 4 point gain. Expect an additional $50-$100 mil. of loan sales in 2023. Consumer Portfolio Statistics(1) 787 FICO 752 FICO (1) In-Practice Consumer

4 Life Insurance Premium Finance Update Key Portfolio Metrics Key Performance Metrics 29 Average number of days from submission to loan closing ORIGINATION CYCLE TIME Average Actual Primis Processing Time is ~4 Days Placement Ratio Carrier Approvals Top-Tier Partners Facilitators 67% 26 47 6 Average weekly submissions in Q4’ 2022 SUBMISSIONS 5 50.2% Q4 Loan Balance Growth $791.8 Million Projected Balance at Maturity $193.8 Million Loan Balances (Net of Fees)

Fourth Quarter Results

Return on average assets from continuing operations of 0.36% for the three months ended December 31, 2022 versus 0.61% for the three months ended September 30, 2022 and 0.88% for the three months ended December 31, 2021. Operating return on average assets from continuing operations(1) of 0.09%, 0.64% and 0.83% for the three months ended December 31, 2022, September 30, 2022 and December 31, 2021, respectively. Pre-tax pre-provision return on average assets from continuing operations(1) was 1.33% for the three months ended December 31, 2022, versus 1.16% for the three months ended September 30, 2022 and 0.98% for the three months ended December 31, 2021. Pre-tax pre-provision operating return on average assets from continuing operations(1) was 0.78% for the three months ended December 31, 2022, versus 1.05% for the three months ended September 30, 2022 and 0.91% for the three months ended December 31, 2021. Excluding losses related to mortgage banking, this ratio would have been 1.10% for the fourth quarter of 2022 and 1.15% for the third quarter of 2022. Loans held for investment grew at a rate of 26.0% for 2022 or 30.1%, net of a decline in Paycheck Protection Program (“PPP”) loan balances. Loans held for investment grew at an annualized rate of 31.5% in the fourth quarter compared to the linked-quarter, net of a decline in PPP balances. Total deposits grew an annualized 2.1% from the linked-quarter to $2.72 billion at December 31, 2022. Non-interest bearing checking deposits were $582.6 million, representing 21.4% of total deposits at December 31, 2022, compared to 25.4% at September 30, 2022 and 19.2% at December 31, 2021.  Net interest margin of 3.67% in the fourth quarter of 2022 was up substantially from 3.00% in the same period last year and up 10 basis points from 3.57% in the third quarter of 2022. Core net interest margin(1), which excludes the effects of PPP loans and revenue due to a third-party loan servicer (as described below) was 3.51% in the fourth quarter of 2022, down slightly from 3.58% in the third quarter of 2022 and up substantially from 2.79% in the fourth quarter of 2021. Allowance for credit losses to total loans was 1.17% at December 31, 2022, compared to 1.17% at September 30, 2022 and 1.24% at December 31, 2021.  Allowance for credit losses to total loans (excluding PPP balances and loans held for sale) was 1.17% at December 31, 2022, compared to 1.17% at September 30, 2022 and 1.29% at December 31, 2021.  Equity to assets was 11.04% at December 31, 2022. Tangible common equity to tangible assets of 8.27% is 68 basis points higher than peer(2) median at December 31, 2022. Results for continuing operations. See reconciliation of Non-GAAP financial measures on slide 27. Per S&P Global. Includes publicly-traded banks with assets between $2 billion and $10 billion with reported ratios as of December 21, 2022. Fourth Quarter Highlights

Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 27. Balance Sheet Trends

Lines of Business Dollars in thousands. Net interest income, noninterest income and noninterest expense excludes $1.4 million, $1.8 million and $1.4 million, respectively, related to credit enhanced portfolio managed by a third party. (1) Net interest income assumes business line funding requirements are provided by the Company at its cost of funds plus 100 basis points for illustrative purposes. (2) See reconciliation of Non-GAAP financial measures on slide 27 Bank Panacea LPF Mortgage Q4 '22 Q3 '22 Chg Q4 '22 Q3 '22 Chg Q4 '22 Q3 '22 Chg Q4 '22 Q3 '22 Chg Net Interest Income * $25,482 $25,284 0.8% $1,840 $1,465 25.6% $659 $530 24.4% $226 $171 32.3% Noninterest Income ** 2,750 2,195 25.3% 3 2 86.2% 5 5 (9.4%) 2,264 2,197 3.1% Operating Noninterest Exp. (excl. res. for unfund.)(1) 20,005 18,655 7.2% 1,093 1,242 (12.0%) 91 70 30.8% 5,357 3,175 68.8% Pre-Tax Pre-Provision Net Income(1) $8,227 $8,824 (6.8%) $750 $225 234.0% $573 $466 23.1% ($2,867) ($806) N/A Gross Loans (inc. HFS) $2,506,632 $2,403,460 4.3% $248,402 $201,887 23.0% $193,803 $129,031 50.2% $27,626 $16,096 71.6% Total Deposits 2,691,415 2,687,747 0.1% 22,912 13,595 68.5% 8,049 6,977 15.4% 0 0 0.0%

Dollars in millions. Core excludes impact of PPP balances and net revenue impact of third-party managed portfolio. Loan Composition and Trends Loan Trends and Yields Q4’22 Loan Composition (Ex. PPP) Robust loan growth of 32% annualized, linked-quarter excluding PPP balances (30% annualized for 2022) Expect lower, but healthy, level of loan growth in 2023 versus 2022

Classified loans and NPAs exclude guaranteed portion of SBA loans. Core net charge-offs exclude losses covered by a third party. Asset Quality NPAs / Loans (Ex. PPP) + OREO NCOs / Average Loans Criticized & Classified Loans / Total Loans (Ex. PPP) Nonperforming assets and classified loans decreased by $2.3 million and $6.3 million, respectively, primarily due to impairment of one relationship Migrated from special mention in Q3 Largely comprised of multiple assisted living facilities Net charge-offs of $5.3 million in Q4 primarily for impairment of relationship detailed above Also includes $1.5 million of net charge-offs covered by a third party (offset in noninterest income) Excluding these items, Q4 would have seen $1.3 million of net recoveries OREO at $0 as of December 31, 2022

Allowance for Credit Losses ACL Walk Forward ACL / Gross Loans (Ex. PPP) Provision for credit losses of $7.9 million in Q4 versus provision of $2.9 million in Q3 Majority of provision due to impairment of one nonaccrual loan relationship that deteriorated in Q4 Provision also includes $1.8 million related to third-party managed portfolio with credit enhancement Provision offset by gain of equal amount recorded in noninterest income ACL coverage of gross loans flat at 1.17% Growth/Model Third-Party Covered Q4 Impairment, Net

Dollars in millions. (1) Core deposits exclude time deposits. Deposit Trends Deposit Composition – Q4’22 Core Deposit Growth(1) Total deposits were up marginally in Q4 while NIB declined to 21.4% of total deposits Time deposits increased to 17.1% as the Bank raised $100 million of CDs in the fourth quarter at various maturities Cost of Deposits: 78 bps

Net Interest Income Progression Dollars in thousands. Core excludes impact of PPP balances and net revenue impact of third-party managed portfolio. (1) See reconciliation of Non-GAAP financial measures on slide 27 Net Interest Income and Net Interest Margin Excluding PPP impacts, Q4’22 was the seventh consecutive quarter of increasing net interest income as earning asset growth and yields offset increased funding costs Net Interest Margin Trends

Q4 NIE, excluding unfunded commitment expense, impacted by the following: Restructuring and other nonrecurring expenses of $1.2 million Primis Mortgage expenses of $5.4 million due to full quarter impact of team hires in Q3 Includes $1.4 million of expense due to third-party serviced loan portfolio Excluding items above, Q4 NIE increased to $21.2 million versus $20.0 million in Q3 primarily driven by increased personnel costs and other inflationary pressures Mortgage profitability along with significant earnings contributions from lines of business expected to drive efficiency ratio in the 60s in 2023 Efficiency Ratio(1) Dollars in thousands. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 27. Non-Interest Expense and Efficiency Ratio Non-Interest Expense (Ex. Res. for Unfunded Com. Expense)

Dollars in millions. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 27. Profitability Return on Average Assets Pre-Tax Pre-Provision Operating Earnings (1) Excluding pre-tax loss in mortgage and impact of third-party managed loan portfolio, PTPP Operating ROAA would have been 1.10% for Q4’22, down slightly from 1.15% for Q3’22 Mortgage expected to add 10-15 basis points to ROAA in 2023 Adjusted for Mortgage Impact: 1.15% 1.10%

Tangible Book Value Per Share Diluted Earnings Per Share and Adjusted Diluted EPS(1) (1) See reconciliation of Non-GAAP financial measures on slide 27. Per Share Results (1) Tangible book value per share reduced by $1.05 at December 31, 2022 due to unrealized mark-to-market losses on the Company’s available-for-sale securities portfolio

Talented management team and board committed to building long-term shareholder value Attractive multi-pronged strategy for growth beginning to pay dividends Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant valuation upside as strategic investments mature Summary

Appendix

*Net interest margin excluding the effect of PPP loans assumes a funding cost of 35 bps on average PPP balances in all applicable periods. Non-GAAP Reconciliation